EXHIBIT 10.1




                                                                        10/18/95


                                      LEASE







                           LANDLORD:   New England Mutual Life Insurance Company



                           TENANT:     Augment Systems, Inc.



                           DATE:       October 23, 1995



This Lease consists of four parts:

Part I            Cover Sheet
Part II           Standard Lease Provisions
Part III          Additional Provisions (if any) and
Part IV           Exhibits

                  EXHIBIT A - Floor Plan of Premises
                  EXHIBIT B - Legal Description of Lot
                  EXHIBIT C - Landlord's Notice of Lease Term Dates EXHIBIT D - Tenant Improvements
                  EXHIBIT E - Rules and Regulations










                                     PART I

                                   COVER SHEET

         The terms listed below shall have the following meanings throughout this Lease:

DATE OF LEASE:        October 23, 1995, the date on which the parties have
                      signed this Lease

LANDLORD:             New England Mutual Life Insurance Company

TENANT:               Augment Systems, Inc.

TENANT ADDRESS:       2 Robbins Road
                      Westford, MA

MANAGING AGENT:       Dickinson Development Corporation

MANAGING AGENT'S      1266 Furnace Brook Parkway,
ADDRESS:              Quincy, Massachusetts 02169

PREMISES:             From October 1, 1995 to March 31, 1996,  the Premises will consist of approximately 9,033 rentable square feet of space on the first floor of the Building, as shown on Exhibit A attached, (sometimes referred to as the "Initial
                      Space").

                      From April 1, 1996 to September 30, 1998, the Premises will consist of approximately 19,380 rentable square feet of space on the first floor of the Building (sometimes referred to as the "New Space") as shown on Exhibit A attached. The New Space is subject to timely vacating of the New Space by the present occupant thereof. The New Space will not include the Initial Space.

BUILDING:             The building in which the  Premises  are  located,  with a street address of 2 Robbins Road, Westford, Massachusetts, consisting of approximately 59,526 square feet




/s/ KBC                                              /s/ L.G.
-----------------------                              -------------------------
LANDLORD'S INITIALS                                  TENANT'S INITIALS











PROPERTY:                           The Building,  other  improvements  and land
                                    (the "Lot"), a legal description of which is set out in Exhibit B attached.

TENANT'S
PERCENTAGE:                         15.2%  (9,033  rentable  square  feet in the
                                    Premises  divided by 59,526  rentable square
                                    feet in the  Building)  for the  period  the
                                    Initial   Term   (defined   below)  with  an
                                    increase to 32.6%  (19,380  rentable  square
                                    feet  in  the  Premises  divided  by  59,526
                                    rentable square feet in the Building) for the Remaining Term (defined below).

PERMITTED USES:                     General  office,  research and  development,
                                    light   manufacturing   and  final   product
                                    assembly consistent with Paragraph 7.2.

SCHEDULED
COMMENCEMENT
DATE:                               October 23, 1995

TERM: Three (3) years which is composed of the initial term of six (6) months or until the present occupant vacates the New Space, whichever is later (the "Initial Term") and the balance of the Term (the "Remaining Term").

BASE RENT: For the Initial Space at the rate of $3,387.38 per month (or $4.50 per year per square foot of the Initial Space) for the Initial Term; for the New Space at the rate of $8,882.50 per month (or $5.50 per year per square foot of the New Space) for the Remaining Term.

SECURITY DEPOSIT:                   $9,144.67

PUBLIC LIABILITY
INSURANCE
AMOUNT:                             $1,000,000.00 Combined Single Limit

BROKER(S):                          McPherson    Corporation    and    Dickenson
                                    Development Corporation

GUARANTOR(S):                       None




/s/ KBC                                              /s/ L.G.
------------------------                             -------------------------
LANDLORD'S INITIALS                                  TENANT'S INITIALS











                 TABLE OF CONTENTS OF STANDARD LEASE PROVISIONS



                                                                                             Page
ARTICLE I:  PREMISES

1.1        Premises.........................................................................
1.2        Common Areas.....................................................................

ARTICLE II: TERM

2.1        Commencement Without Tenant Improvements.........................................

ARTICLE III:RENT

3.1        Base Rent........................................................................
3.2        Additional Rent for Operating Expenses, Taxes, and Capital Costs.................

ARTICLE IV: DELIVERY OF PREMISES AND TENANT IMPROVEMENTS

4.1        Condition of Premises............................................................
4.2        Delay in Possession..............................................................
4.3        Intentionally Omitted............................................................
4.4        Early Occupancy..................................................................

ARTICLE V:  ALTERATIONS AND TENANT'S PERSONAL PROPERTY

5.1        Alterations......................................................................
5.2        Tenant's Personal Property.......................................................

ARTICLE VI: LANDLORD'S COVENANTS

6.1        Services Provided by Landlord....................................................
6.2        Repairs and Maintenance..........................................................
6.3        Quiet Enjoyment..................................................................
6.4        Insurance........................................................................

ARTICLE VII: TENANT'S COVENANTS

7.1        Repairs, Maintenance and Surrender...............................................
7.2        Use..............................................................................
7.3        Assignment; Sublease.............................................................
7.4        Indemnity........................................................................
7.5        Tenant's Insurance...............................................................





                                        i





                                                                                               Page

7.6        Payment of Taxes.................................................................
7.7        Environmental Assurances.........................................................
7.8        Americans With Disabilities Act..................................................

ARTICLE VIII:  DEFAULT

8.1        Default..........................................................................
8.2        Remedies of Landlord and Calculation of Damages..................................

ARTICLE IX:  CASUALTY AND EMINENT DOMAIN

9.1        Casualty.........................................................................
9.2        Eminent Domain...................................................................

ARTICLE X:  RIGHTS OF PARTIES HOLDING SENIOR INTERESTS

10.1       Subordination....................................................................
10.2       Mortgagee's Consent..............................................................

ARTICLE XI:  GENERAL

11.1       Representations by Tenant........................................................
11.2       Notices..........................................................................
11.3       No Waiver or Oral Modification...................................................
11.4       Severability.....................................................................
11.5       Requests by Tenant...............................................................
11.6       Estoppel Certificate and Financial Statements....................................
11.7       Waiver of Liability..............................................................
11.8       Execution; Prior Agreements and No Representations...............................
11.9       Brokers..........................................................................
11.10      Successors and Assigns...........................................................
11.11      Applicable Law and Lease Interpretation..........................................
11.12      Costs of Collection, Enforcement and Disputes....................................
11.13      Holdover.........................................................................
11.14      Force Majeure....................................................................
11.15      Limitation On Liability..........................................................
11.16      Notice of Landlord's Default.....................................................
11.17      Lease Not to be Recorded.........................................................
11.18      Security Deposit.................................................................
11.19      Guaranty of Lease................................................................



                                       ii








                        PART II STANDARD LEASE PROVISIONS

                               ARTICLE I PREMISES


     1.1   PREMISES.

           (a) Demise of Premises. This Lease (the "Lease") is made and entered into by and between Landlord and Tenant and shall become effective as of the Date of Lease. In consideration of the mutual covenants made herein, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, on all of the terms and conditions set forth in this Lease. Tenant shall have the exclusive right to use one loading dock as shown on Exhibit A.

           (b) Measurement. If, as a result of any subsequent measurement by Landlord (which measurement shall be completed in accordance with standard building measurement practices utilized in the area in which the Building is located), the areas of the Building or the Premises are determined to be more or less than the areas described in the Lease, then all computations of rent and other matters described in the Lease where area is a factor shall be recomputed. All payments required after the date of computation shall be based on the new computations. Until Landlord remeasures the Building and the Premises, all measurements of area contained in the Lease shall be deemed to be correct and binding upon Landlord and Tenant.

           (c) Intentionally Deleted.

           (d) Access to Premises. Landlord shall have reasonable access to the Premises, at any time during the Term, to inspect Tenant's performance hereunder and to perform any acts required of or permitted to Landlord herein, including, without limitation, (i) the right to make any repairs or replacements Landlord deems necessary, (ii) the right to show the Premises to prospective purchasers and mortgagees, and (iii) during the last nine (9) months of the Term, the right to show the Premises to prospective tenants. Landlord shall at all times have a key to the Premises, and Tenant shall not change any existing lock(s), nor install any additional lock(s), without Landlord's prior consent. Except in the case of any emergency, any entry into the Premises by Landlord shall be on reasonable advance notice of at least 24 hours.

     1.2 COMMON AREAS. Tenant shall have the right to use, in common with other tenants, the common walkways and driveways and the parking areas for the Building ("Common Areas"). Tenant's use of the Building parking areas shall be on an unreserved, non-exclusive basis and solely for Tenant's employees and visitors. Landlord shall not be liable to Tenant, and this Lease shall not be affected, if any parking rights of Tenant hereunder are impaired by any law, ordinance or other governmental regulation imposed after the Date of Lease. If Landlord grants to any other tenant the exclusive right to use any particular Parking spaces, neither Tenant nor its visitors shall use such spaces but not to exceed 10 spaces in the aggregate. Use of the Common Areas shall be only upon the terms reasonably set forth at any time by Landlord applicable to all tenants in the building. Landlord may at any time and in any manner make any changes, additions, improvements, repairs or replacements to the Common Areas that it




                                       1







considers desirable, provided that Landlord shall use reasonable efforts to minimize interference with Tenant's normal activities and such changes shall not substantially reduce the size of the parking areas desirable nor eliminate or reduce the functionality of the use of the other Common Areas. Such actions of Landlord shall not constitute constructive eviction or give rise to any rent abatement or liability of Landlord to Tenant.

         Tenant acknowledges and agrees that the occupants of the second floor space in the Building shall, for purposes of providing handicap access only, be permitted to pass and repass through the Initial Space to and from the elevator serving the second floor.


                                 ARTICLE II TERM


         2.1 COMMENCEMENT DATE. The Scheduled Commencement Date shall be only an estimate of the beginning of the Term of this Lease. The actual beginning of the Term (the "Commencement Date") shall be the first to occur of (i) the date the Premises are offered by Landlord for occupancy following substantial completion of the Tenant Improvements to be constructed by Landlord pursuant to Paragraph 4.1, as reasonably determined by Landlord, and any certificate or approval required by local governmental authority or occupancy of the Premises has been obtained, or (ii) the date the Tenant enters into occupancy of the Premises provided that if the Premises are not delivered by Landlord to Tenant within thirty (30) days of the Scheduled Commencement Date, Tenant shall have the right to terminate this Lease, by notice in writing of its election to terminate given within ten (10) business days after the expiration of such thirty (30) day period. The dates upon which the Term shall commence and end shall be confirmed in Landlord's Notice of Lease Term Dates ("Notice"), substantially in the form attached as Exhibit C. Landlord shall deliver the Notice to Tenant if the Landlord offers possession of the Premises to the Tenant or if Tenant enters into occupancy of the Premises. Tenant shall promptly return to Landlord a countersigned original of the Notice, provided that Landlord's failure to deliver the Notice shall not delay the Commencement Date.


                                ARTICLE III RENT


         3.1 BASE RENT.

             (a) Payment of Base Rent. Tenant shall pay the Base Rent each month in advance on the first day of each calendar month during the Term. If the Commencement Date is other than the first day of the month, Tenant shall pay a proportionate part of such monthly installment on the Commencement Date. An adjustment in the Base Rent for the last month of the Term shall be made if the Term does not end on the last day of the month. All payments shall be made to Managing Agent at Managing Agent's Address or to such other party or to such other place as Landlord may designate in writing, without prior demand and without abatement, deduction or offset. All charges to be paid by Tenant hereunder, other than Base Rent, shall be




                                       2





considered additional rent for the purposes of this Lease, and the words "rent" or "Rent" as used in this Lease shall mean both Base Rent and additional rent unless the context specifically or clearly indicates that only Base Rent is referenced.

              (b) Late Payments. Tenant acknowledges that the late payment by Tenant to Landlord of any rent or other sums due under this Lease will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to ascertain. Therefore, if any rent or other sum due from Tenant is not received when due, Tenant shall pay to Landlord no later than ten (10) calendar days after the rental due date an additional sum equal to 5% of such overdue payment. In addition to such late charge, all such delinquent rent or other sums due to Landlord, including the late charge, shall bear interest beginning on the date such payment was due at the then maximum lawful rate permitted to be charged by Landlord. The notice and cure period provided in Paragraph 8.1(a) of this Lease does not apply to the foregoing late charges and interest. If payments of any kind are returned for insufficient funds Tenant shall pay to Landlord an additional handling charge of $50.00.

         3.2 ADDITIONAL RENT FOR OPERATING EXPENSES, TAXES, AND CAPITAL COSTS.

              (a) Additional Rent. For each Lease Year, Tenant shall pay to Landlord as additional rent Tenant's Percentage of Operating Expenses, Taxes, and Capital Costs ("Tenant's Share of Expenses").

              (b) Definitions. As used herein, the following terms shall have the following meanings:

                   (i) Lease Year. Each successive 12 month period following the
                       Commencement Date.

                   (ii)Operating  Expenses.  The total cost of  operation of the
                       Property, including, without limitation: (1) premiums and deductibles for insurance carried with respect to the Property; (2) all costs of supplies, materials, equipment, and utilities used in or related to the operation, maintenance, and repair of the Property or any part thereof (including utilities, unless the cost of any utilities is to be paid for separately by Tenant pursuant to Paragraph 6.1(b)); (3) all labor costs, including without limitation, salaries, wages, payroll and other taxes, unemployment insurance costs and employee benefits; (4) all maintenance, management, janitorial, inspection, legal, accounting, and service agreement costs related to the operation, maintenance, and repair of the Property or any part thereof, including, without limitation, service contracts with independent contractors. Any of the above services may be performed by Landlord or its affiliates, provided that fees for the performance of such services shall be reasonable and competitive with fees charged by unaffiliated entities for the performance of such services in comparable buildings in the area. Operating




                                       3







                       Expenses shall not include Taxes; leasing commissions; repair costs paid by insurance proceeds or by any tenant or third party; the initial construction cost of the Building or any depreciation thereof, any debt service or costs related to sale or financing of the Property; any capital expenses, except those which normally would be regarded as operating, maintenance, or repair costs; tenant improvements provided for any tenant; or any special services rendered to tenants (including Tenant) for which a separate charge is made. If the Building is less than 100% occupied during any Lease Year, then in determining the Operating Expenses, all Operating Expenses that may reasonably be determined to vary in accordance with the occupancy level of the Building, shall be grossed up to reflect 100% occupancy by multiplying the amount of such expenses by a fraction, the numerator of which is the total rentable square feet in the Building and the denominator of which is the average square feet in the Building that is occupied by tenants during the Lease Year.

                 (iii) Taxes.  Any form of assessment,  rental tax, license tax, business license tax, levy, charge, tax or similar imposition imposed by any authority having the power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, library, drainage, or other improvement or special assessment district, as against the Property or any part thereof or any legal or equitable interest of Landlord therein, or against Landlord by virtue of its interest therein, and any reasonable costs incurred by Landlord in any proceedings for abatement thereof, including, without limitation, attorneys' and consultants' fees, and regardless of whether any abatement is obtained. Landlord's income and franchise taxes are excluded from Taxes.

                  (iv) Capital   Costs.   The   annual   cost  of  any   capital
                       improvements to the Property made by Landlord that are designed to increase safety, to reduce Operating Expenses, or to comply with any governmental law or regulation imposed after initial completion of the Building, amortized over such period as Landlord shall reasonably determine, together with a fixed annual interest rate equal to the Prime Rate plus 2% on the unamortized balance. The Prime Rate shall be the prime rate published in the Wall Street Journal on the date the cost is incurred.

              (c) Estimate of Tenant's Share of Expenses. Before each Lease Year, and from time to time as Landlord deems appropriate, Landlord shall give Tenant estimates for the coming Lease Year of Operating Expenses, Taxes, Capital Costs, and Tenant's Share of Expenses. Landlord shall make reasonable efforts to provide estimates fifteen (15) days before




                                       4






the beginning of each Lease Year. Tenant shall pay one twelfth (1/12) of the estimated amount of Tenant's Share of Expenses with each monthly payment of Base Rent during the Lease Year. Each Lease Year, Landlord shall give Tenant a statement (the "Share of Expenses Statement") showing the Operating Expenses, Taxes, and Capital Costs for the prior Lease Year, a calculation of Tenant's Share of Expenses due for the prior Lease Year and a summary of amounts already paid by Tenant for the prior Lease Year. Landlord shall make reasonable efforts to provide the Share of Expenses Statement within one hundred and twenty (120) days after the end of the prior Lease Year. Any underpayment by Tenant shall be paid to Landlord within thirty (30) days after delivery of the Share of Expenses Statement; any overpayment shall be credited against the next installment of Base Rent due, provided that any overpayment shall be paid to Tenant within thirty (30) days if the Term has ended. No delay by Landlord in providing any Share of Expenses Statement shall be deemed a waiver of Tenant's obligation to pay Tenant's Share of Expenses. Notwithstanding anything contained in this paragraph, the total rent payable by Tenant shall in no event be less than the Base Rent.

              (d) Partial Year Calculation.

                  (i) First Lease Year.  In the event the Term did not  commence on January lst, Tenant's Share of Expenses for the first Lease Year will be proportionately reduced. In this case, Tenant shall pay to Landlord Tenant's Share of Expenses multiplied by a fraction whose numerator equals the number of days between the Commencement Date and December 31, inclusive, and whose denominator equals 365. (For example, if the Commencement Date is September 1, Tenant shall pay in the first Lease Year Tenant's Share of Expenses times 122/365.)

                  (ii)Last Lease Year.  In the event the Term does not expire on
                      December 31st of the last Lease Year, Tenant's Share of Expenses shall be proportionately reduced.


             ARTICLE IV DELIVERY OF PREMISES AND TENANT IMPROVEMENTS


         4.1 CONDITION OF PREMISES. Landlord shall deliver the Initial Space to Tenant upon substantial completion by Landlord of construction of the Tenant Improvements described in Exhibit D of this Lease ("Tenant Improvements"). Such Tenant Improvements shall become and remain the property of the Landlord. When the New Space is delivered to Tenant, it shall be delivered in its As Is condition.

         If Landlord is unable to deliver possession of the Premises to Tenant on or before the Scheduled Commencement Date for any reason whatsoever, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom and this Lease ' shall continue in full force and effect, provided, however, that if Landlord does not deliver possession of the Premises within 30




                                       5




days after the Scheduled Commencement Date, Tenant shall have the right to terminate this Lease as provided in Paragraph 2.1 above.

         4.2 DELIVERY AND ACCEPTANCE OF POSSESSION. Tenant shall accept possession and enter in good faith occupancy of the entire Premises and commence the operation of its business therein within thirty (30) days after the Commencement Date. Tenant's taking possession of any part of the Premises shall be deemed to be an acceptance and an acknowledgment by Tenant that (i) Tenant has had an opportunity to conduct, and has conducted, such inspections of the Premises as it deems necessary to evaluate its condition, (ii) except as otherwise specifically provided herein, Tenant accepts possession of the Premises; in its then existing condition, "as-is," including all patent and latent defects, (iii) Tenant Improvements have been completed in accordance with the terms of this Lease, except for defects of which Tenant has given Landlord written notice prior to the time Tenant takes possession, and except for latent defects of which Tenant provides notice in writing to Landlord within sixty (60) days of commencement of occupancy, and (iv) neither Landlord, nor any of Landlord's agents, has made any oral or written representations or warranties with respect to such matters other than as set forth in this Lease. Tenant shall vacate the Initial Space and commence occupancy of the New Space when the Remaining Term commences.

         4.3 INTENTIONALLY OMITTED.

         4.4 EARLY OCCUPANCY. If Landlord agrees in writing to allow Tenant or its contractors to enter the Premises prior to the Commencement Date, Tenant and its contractors shall do so upon all of the provisions of this Lease (including Tenant's obligations regarding indemnity and insurance), except those provisions regarding Tenant's obligation to pay Base Rent, which obligation shall commence on the Commencement Date.


              ARTICLE V ALTERATIONS AND TENANT'S PERSONAL PROPERTY


         5.1 ALTERATIONS.

             (a) Landlord's Consent. Tenant shall not make any alterations, additions, installations, substitutes or improvements ("Alterations") in and to the Premises without first obtaining Landlord's written consent. Landlord shall not unreasonably withhold or delay its consent; provided, however, that Landlord shall have no obligation to consent to Alterations of a structural nature or Alterations that would violate the certificate of occupancy for the Premises or any applicable law, code or ordinance or the terms of any superior lease or mortgage affecting the Property. No consent given by Landlord shall be deemed as a representation or warranty that such Alterations comply with laws, regulations and rules applicable to the Property ("Laws"). Tenant shall pay Landlord's reasonable costs of reviewing or inspecting any proposed Alterations and any other costs that may be incurred by Landlord as a result of such Alterations, provided that such costs shall be limited to reasonable third party costs and not to Landlord's internal costs of review.



                                       6





             (b) Workmanship. All Alterations shall be done at reasonable times in a first-class workmanlike manner, by contractors approved by Landlord, and according to plans and specifications previously approved by Landlord. All work shall be done in compliance with all Laws, and with all regulations of the Board of Fire Underwriters or any similar insurance body or bodies. Tenant shall be solely responsible for the effect of any Alterations on the Building's structure and systems, notwithstanding that Landlord has consented to the Alterations, and shall reimburse Landlord on demand for any costs incurred by Landlord by reason of any faulty work done by Tenant or its contractors. Upon completion of Alterations, Tenant shall provide Landlord with a complete set of "as-built" plans.

             (c) Mechanics and Other Liens. Tenant shall keep the Property and Tenant's leasehold interest therein free of any liens or claims of liens, and shall discharge any such liens within ten (10) days of their filing. Before commencement of any work, Tenant's contractor shall provide payment, performance and lien indemnity bonds as reasonably required by Landlord, and Tenant shall provide evidence of such insurance as Landlord may reasonably require, naming Landlord as an additional insured. Tenant shall indemnify Landlord and hold it harmless from and against any cost, claim, or liability arising from any work done by or at the direction of Tenant.

             (d) Removal of Alterations. All Alterations affixed to the Premises shall become part thereof and remain therein at the end of the Term. However, if Landlord gives Tenant notice, at least thirty (30) days before the end of the Term, to remove any such Alterations, Tenant shall remove the Alterations, make any repairs required by such removal, and restore the Premises to its original condition.

         5.2. TENANT'S PERSONAL PROPERTY.

             (a) In General. Tenant may provide and install, and shall maintain in good condition, all trade fixtures, personal property, equipment, furniture and moveable partitions required in the conduct of its business in the Premises. All of Tenant's personal property, trade fixtures, equipment, furniture, movable partitions, and any Alterations not affixed to the Premises shall remain Tenant's property.

             (b) Intentionally Deleted.

             (c) Payment of Taxes. Tenant shall pay before delinquency all taxes levied against Tenant's personal property or trade fixtures in the Premises and any Alterations installed by or on behalf of Tenant other than alterations to be undertaken in accordance with Exhibit D. If any such taxes are levied against Landlord or its property, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant's. property, Landlord may pay such taxes, and Tenant shall upon demand repay to Landlord the portion of such taxes resulting from such increase.


                         ARTICLE VI LANDLORD'S COVENANTS



                                       7







         6.1 SERVICES PROVIDED BY LANDLORD.

             (a) Services. Landlord shall provide services, utilities, facilities and supplies equal in quality to those customarily provided by landlords in buildings of a similar design in the area in which the Property is located. Such services shall include but are not necessarily limited to janitorial, landscaping and snow plowing. Landlord shall provide the services described in this Paragraph 6.l(a) and Tenant shall pay for such services either directly to the utility company, if separately metered, and otherwise as set forth in Paragraph 3.2.

             (b) Graphics and Signs. Landlord shall provide, at Tenant's expense, identification of Tenant's name and suite numerals at the main entrance door to the Premises. All signs, notices, graphics and decorations of every kind or character which are visible in or from the Common Areas or the exterior of the Premises shall be subject to Landlord's prior written approval, which Landlord shall have the right to withhold in its absolute and sole discretion.

             (c) Right to Cease Providing Services. In case of Force Majeure or in connection with any repairs, alterations or additions to the Property or the Premises, or any other acts required of or permitted to Landlord herein, Landlord may reduce or suspend service of the Building's utilities facilities or supplies, provided that Landlord shall use reasonable diligence to restore such utilities, facilities or supplies as soon as possible. No such reduction or suspension shall constitute an actual or constructive eviction or disturbance of Tenant's use or possession of the Premises; provided, however, Tenant shall be entitled to a pro rata rent reduction on account of any such suspension or reduction which is not caused by Force Majeure or by Tenant and renders the Premises or part thereof untenantable for more than five (5) business days.




                                       8





         6.2 REPAIRS AND MAINTENANCE. Landlord shall repair and maintain (i) the Common Areas, (ii) the structural portions of the Building, (iii) the exterior walls of the Building (including exterior windows and glazing), (iv) the roof, and (v) the basic plumbing, electrical and mechanical systems serving the Premises, in the manner and to the extent customarily provided by landlords in similar buildings in the area. Tenant shall pay for such repairs as set forth in Paragraph 3.2. If any maintenance, repair or replacement is required because of any act, omission or neglect of duty by Tenant or its agents, employees, invitees or contractors, the cost thereof shall be paid by Tenant to Landlord as additional rent within thirty (30) days after billing.

         6.3 QUIET ENJOYMENT. Upon Tenant's paying the rent and performing its other obligations, Landlord shall permit Tenant to peacefully and quietly hold and enjoy the Premises, subject to the provisions of this Lease.

         6.4 INSURANCE. Landlord shall insure the Property, including the Building and Tenant Improvements and approved Alterations, if any, against damage by fire and standard extended coverage perils, and shall carry public liability insurance, all in such reasonable amounts as would be carried by a prudent owner of a similar building in the area. Landlord may carry any other forms of insurance as it or its mortgagee may deem advisable. Insurance obtained by Landlord shall not be in lieu of any insurance required to be maintained by Tenant. Landlord shall not carry any insurance on Tenant's Property, and shall not be obligated to repair or replace any of Tenant's Property.


                         ARTICLE VII TENANT'S COVENANTS


         7.1. REPAIRS, MAINTENANCE AND SURRENDER.

             (a) Repairs and Maintenance. Tenant shall keep the Premises in good order and condition, and shall promptly repair any damage to the Premises or the rest of the Property including all glass in windows (except glass in exterior walls unless damage is attributable to Tenant's negligence or misuse) caused by Tenant or its agents, employees, or invitees, licensees or independent contractors. Tenant shall be responsible for the repair and maintenance of the basic plumbing, electrical, mechanical, and heating, ventilation and air conditioning systems serving the Premises. Tenant shall obtain and maintain a HVAC service contract with a reputable HVAC maintenance firm approved by Managing Agent, and shall insure that all work performed in the Premises is completed in a first-class workmanlike manner. Tenant shall provide a copy of such service contract to Landlord on or prior to the Commencement Date.

             (b) Surrender. At the end of the Term, Tenant shall peaceably surrender the Premises in good order, repair and condition, except for reasonable wear and tear, and Tenant shall remove Tenant's Property and (if required by Landlord) any Alterations, repairing any damage caused by such removal and restoring the Premises and leaving them clean and neat. Any property not so removed shall be deemed abandoned and may be retained by Landlord or may be removed and disposed of by Landlord in such manner as Landlord shall determine. Tenant shall be responsible for costs and expenses incurred by Landlord in removing any



                                       9





Alterations and disposing of any such abandoned property, making any incidental repairs and replacements to the Premises, and restoring the Premises to its original conditions.

         7.2 USE.

             (a) General Use. Tenant shall use the Premises only for the Permitted Uses, and shall not use or permit the Premises to be used in violation of any law or ordinance or of any certificate of occupancy issued for the Building or the Premises, or of the Rules and Regulations. Tenant shall not cause, maintain or permit any nuisance in, on or about the Property, or commit or allow any waste in or upon the Property. Tenant shall not use utility services in excess of amounts reasonably determined by Landlord to be within the normal range of demand for the Permitted Uses.

             (b) Obstructions and Exterior Displays. Tenant shall not obstruct any of the Common Areas or any portion of the Property outside the Premises, and shall not, except as otherwise previously approved by Landlord, place or permit any signs, decorations, curtains, blinds, shades, awnings, aerials or flagpoles, or the like, that may be visible from outside the Premises. If Landlord designates a standard window covering for use throughout the Building, Tenant shall use this standard window covering to cover all windows in the Premises.

             (c) Floor Load. Tenant shall not place a load upon the floor of the Premises exceeding the load per square foot such floor was designed to carry, as determined by applicable building code.

             (d) Compliance with Insurance Policies. Tenant shall not keep or use any article in the Premises, or permit any activity therein, which is prohibited by any insurance policy covering the Building, or, if not so prohibited, would result in an increase in the premiums thereunder unless Tenant pays such additional premiums.

             (e) Rules and Regulations. Tenant shall observe and comply with the rules and regulations (the "Rules and Regulations"), and all modifications thereto as made by Landlord and put into effect from time to time. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Building of the Rules and Regulations.

         7.3. ASSIGNMENT; SUBLEASE. Tenant shall not assign its rights under this Lease nor sublet the whole or any part of the Premises without Landlord's prior written consent. In the event that Landlord grants such consent, Tenant shall remain primarily liable to Landlord for the payment of all rent and for the full performance of the obligations under this Lease and any excess rents collected by Tenant shall be paid to Landlord. Any assignment or subletting which does not conform with this Paragraph 7.3 shall be void and a default hereunder.

         7.4. INDEMNITY. Tenant, at its expense, shall defend (with counsel satisfactory to Landlord), indemnify and hold harmless Landlord and its agents, employees, invitees, licensees and contractors from and against any cost, claim, action, liability or damage of any kind arising from (i) Tenant's use and occupancy of the Premises or the Property or any activity done or




                                       10







permitted by Tenant in, on, or about the Premises or the Property, (ii) any breach or default by Tenant of its obligations under this Lease, or (iii) any negligent,  tortious,  or  illegal  act  or  omission  of  Tenant,  its  agents, employees, invitees, licensees or contractors; provided, however, that Tenant shall not be obligated to indemnify Landlord against the negligent or intentional acts of Landlord, its agents, servants or contractors. Landlord shall not be liable to Tenant or any other person or entity for any damages arising from any act or omission of any other tenant of the Building. The obligations of Tenant in this Paragraph shall survive the expiration or termination of this Lease.

         7.5. TENANT'S INSURANCE. Tenant shall maintain in responsible companies qualified to do business, in good standing in the state in which the Premises are located and otherwise acceptable to Landlord and at its sole expense the following insurance: (1) comprehensive general liability insurance covering the Premises, insuring Landlord as well as Tenant, with limits which shall, at the commencement of the Term, be at least equal to the Public Liability Insurance Amount and from time to time during the Term shall be for such higher limits, if any, as are customarily carried in the area in which the Premises are located with respect to similar properties; (ii) workers' compensation insurance with statutory limits covering all of Tenant's employees working in the Premises;
(iii) property insurance insuring Tenant's Property for the full replacement value of such items and (iv) business interruption insurance. There shall be no deductible for liability policies and a deductible not greater than $5,000 for property insurance policies. Tenant shall deposit promptly with Landlord certificates for such insurance, and all renewals thereof, bearing the endorsement that the policies will not be canceled until after thirty (30) days' written notice to Landlord. All policies shall be taken out with insurers with a rating of A-IX by Best's and otherwise acceptable to Landlord.

         7.6. PAYMENT OF TAXES. If at any time during the Term, any political subdivision of the state in which the Property is located, or any other governmental authority, levies or assesses against Landlord a tax or excise on rents or other tax (excluding income tax), however described, including but not limited to assessments, charges or fees required to be paid, by way of substitution for or as a supplement to real estate taxes, or any other tax on rent or profits in substitution for or as a supplement to a tax levied against the Property, Building or Landlord's personal property, then Tenant will pay to Landlord as additional rent its proportionate share based on Tenant's Percentage of said tax or excise.

         7.7. ENVIRONMENTAL ASSURANCES.

             (a) Covenants.

                 (i) Tenant shall not cause any Hazardous Materials to be used, generated, stored or disposed of on, under or about, or transported to or from, the Premises unless the same is specifically approved in advance by Landlord in writing, other than small quantities of retail, household, and office chemicals customarily sold over-the-counter to the public and which are related to Tenant's Permitted Uses.



                                       11







                 (ii) Tenant shall comply with all obligations imposed by Environmental Laws, and all other restrictions and regulations upon the use, generation, storage or disposal of Hazardous Materials at, to or from the Premises.

                 (iii) Tenant shall deliver promptly to Landlord true and complete copies of all notices received by Tenant from any governmental authority with respect to the use, generation, storage or disposal by Tenant of Hazardous Materials at, to or from the Premises and shall immediately notify Landlord both by telephone and in writing of any unauthorized discharge of Hazardous Materials or of any condition that poses an imminent hazard to the Property, the public or the environment.

                 (iv) Tenant shall complete fully, truthfully and promptly any questionnaires sent by Landlord with respect to Tenant's use of the Premises and its use, generation, storage and disposal of Hazardous Materials at, to or from the Premises.

                 (v) Tenant shall permit entry onto the Premises by Landlord or Landlord's representatives at any reasonable time upon reasonable notice to verify and monitor Tenant's compliance with its covenants set forth in this Paragraph and to perform other environmental inspections of the Premises.

                 (vi) If Landlord conducts any environmental inspections because it reasonably believes that Tenant's activities have resulted or are likely to result in a violation of Environmental Laws or a release of Hazardous Materials on the Property, then Tenant shall pay to Landlord, as additional rent, the reasonable costs incurred by Landlord for such inspections.

                 (vii)   Tenant  shall  cease   immediately   upon  notice  from
                         Landlord any activity which violates or creates a risk of violation of any Environmental Laws.

                 (viii) After notice to and approval by Landlord, Tenant shall promptly remove, clean up, dispose of or otherwise remediate, in accordance with Environmental Laws and good commercial practice, any Hazardous Materials on, under or about the Property resulting from Tenant's activities on the Property.

             (b) Indemnification. Tenant shall indemnify, defend with counsel acceptable to Landlord and hold Landlord harmless from and against any claims, damages, costs, liabilities or losses (including, without limitation, any decrease in the value of the Property, loss or restriction of any area of the Property, and adverse impact on the marketability of the Property or



                                       12






Premises) arising out of Tenant's use, generation, storage or disposal of Hazardous Materials at, to or from the Premises.

             (c) Definitions. Hazardous Materials shall include but not be limited to substances defined as "hazardous substances", "toxic substances", or "hazardous wastes" in the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended; the federal Hazardous Materials Transportation Act, as amended; and the federal Resource Conservation and Recovery Act, as amended; those substances defined as "hazardous substances", "materials", or "wastes" under the law of the state in which the Premises are located; and as such substances are defined in any regulations adopted and publications promulgated pursuant to said laws ("Environmental Laws"); materials containing asbestos or urea formaldehyde; gasoline and other petroleum products; flammable explosives; radon and other natural gases; and radioactive materials.

             (D) Survival. The obligations of Tenant in this Paragraph shall survive the expiration or termination of this Lease.

         7.8. AMERICANS WITH DISABILITIES ACT. Landlord and Tenant shall comply with the Americans with Disabilities Act of 1990 ("ADA") and the regulations promulgated thereunder. Tenant hereby expressly assumes all responsibility for compliance with the ADA relating to the Premises and the activities conducted by Tenant within the Premises. Any Alterations to the Premises made by Tenant for the purpose of complying with the ADA or which otherwise require compliance with the ADA shall be done in accordance with this Lease, provided that Landlord's consent to such Alterations shall not constitute either Landlord's assumption, in whole or in part, of Tenant's responsibility for compliance with the ADA, or representation or confirmation by Landlord that such Alterations comply with the provisions of the ADA. Landlord shall be responsible for the compliance of the Common Areas with the ADA and shall also be responsible for assuring that the Initial Space at the time delivered to Tenant is in compliance with the ADA.



                              ARTICLE VIII DEFAULT


         8.1. DEFAULT. The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

             (a)The failure by Tenant to make any payment of Base Rent or additional rent or any other payment required hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant; provided, that Landlord shall not be required to provide such notice more than twice during the Term with respect to non-payment of Rent, the third such non-payment constituting a default without requirement of notice;


                                       13





             (b) The vacating or abandonment of the Premises. Tenant shall be deemed to have abandoned the Premises if the Premises remain substantially vacant or unoccupied for a period of thirty (30) consecutive days;

             (c) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in clauses (a) and (b) above, where such failure shall continue for a period of more than thirty (30) days' after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period, diligently prosecutes such cure to completion, and completes such cure no later than sixty (60) days from the date of such notice from Landlord;

             (d) The failure by Tenant, Guarantor (if any), or any present or future guarantor of all or any portion of Tenant's obligations under this Lease to pay its debts as they become due, or Tenant or any such Guarantor (if any) becoming insolvent, filing or having filed against it a petition under any chapter of the United States Bankruptcy Code, 11 U.S.C. Paragraph 101 et seq. (or any similar petition under any insolvency law of any jurisdiction) and such petition is not dismissed within sixty (60) days thereafter, proposing any dissolution, liquidation, composition, financial reorganization or re-capitalization with creditors, making an assignment or trust mortgage for the benefit of creditors, or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to any property or business of Tenant or Guarantor (if any); or

             (e) If the leasehold estate under this Lease or any substantial part of the property or assets of Tenant or of the Guarantor of this leasehold is taken by execution, or by other process of law, or is attached or subjected to any involuntary encumbrance if such attachment or other seizure remains undismissed or undischarged for a period of thirty (30) business days after the levy thereof.

         8.2. REMEDIES OF LANDLORD AND CALCULATION OF DAMAGES.

             (a) Remedies. In the event of any default by Tenant, whether or not the Term shall have begun, in addition to any other remedies available to Landlord at law or in equity, Landlord may, at its option and without further notice, exercise any or all of the following remedies:

                 (i) Terminate this Lease, and upon notice to Tenant of termination of Lease all rights of Tenant hereunder shall thereupon come to an end as fully and completely as if the date such notice is given were the date originally fixed for the expiration of the Term, and Tenant shall then quit and surrender the Premises to Landlord and Landlord shall have the right, subject to the requirements of law, to re-enter the Premises. No such expiration or termination of this Lease shall relieve Tenant of its liability and obligation under this Lease.



                                       14






                 (ii) Enter the Premises and cure any default by Tenant and in so doing, Landlord may make any payment of money or perform any other act. All sums so paid by Landlord, and all incidental costs and expenses, including reasonable attorneys' fees, shall be considered additional rent under this Lease and shall be payable to Landlord immediately on demand, together with interest from the date of demand to the date of payment at the maximum lawful rate permitted to be charged by Landlord.

             (b) Calculation of Damages. If this Lease is terminated as provided in this Paragraph 8.2 or otherwise, Tenant, agrees to pay to Landlord on demand, as compensation, the excess of the Base Rent and additional rent reserved for the residue of the term of this Lease over the rental value of the Premises for the said residue of the term, discounted at a fixed annual interest rate equal to the Prime Rate as published in the Wall Street Journal on the date on which this Lease is terminated by Landlord. Tenant further covenants, as an additional and cumulative obligation after any such termination, to pay punctually to Landlord, as damages for Tenant's default, the amount of the annual rent and all additional rent and other charges which would be payable by Tenant under this Lease as if still in effect, less the net proceeds of any reletting of the Premises actually collected by Landlord after deducting all Landlord's expenses in connection with such reletting, including but not limited to all repossession costs, brokerage and management commissions, operating expenses, legal expenses, including reasonable attorneys' fees, alteration costs and expenses of preparation of the Premises for such reletting. In calculating the amount to be paid by Tenant under the preceding sentence, Tenant shall be credited (on a pro rata basis to spread such credit over the residue of the term) any amount paid to Landlord as compensation under the preceding sentence. Tenant shall pay such damages to Landlord monthly on the date on which the Base Rent would have been payable as if this Lease were still in effect, and Landlord shall be entitled to recover for such damages monthly as the same shall arise. Whether or not this Lease is terminated, Landlord shall in no way be responsible or liable for any failure to relet the Premises or for any failure to collect any rent upon such reletting.

             (c) No Limitations. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be provided, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

             (d) Cumulative  Remedies.  Landlord's remedies under this Lease are cumulative and not exclusive of any other remedies to which Landlord may be entitled in case of Tenant's default or threatened default under this Lease, including, without limitation, the remedies of injunction and specific performance.



                                       15





                     ARTICLE IX CASUALTY AND EMINENT DOMAIN


         9.1. CASUALTY.

             (a) Casualty in General. If, during the Term, the Premises, the Building or the Lot, are wholly or partially damaged or destroyed by fire or other casualty, and the casualty renders the Premises totally or partially inaccessible or unusable by Tenant in the ordinary conduct of Tenant's business, then Landlord shall, within thirty (30) days of the date of the damage, give Tenant a notice ("Damage Notice") stating whether, according to Landlord's good faith estimate, the damage can be repaired within one hundred thirty-five (135) days from the date of damage ("Repair Period"), without the payment of overtime or other premiums. The parties' rights and obligations shall then be governed according to whether the casualty is an Insured Casualty or an Uninsured Casualty as set forth in the following paragraphs.

             (b) Insured Casualty. If the casualty results from a risk, the loss to Landlord from which is fully covered by insurance maintained by Landlord or for Landlord's benefit (except for any deductible amount), it shall be an "Insured Casualty" and governed by this Paragraph 9.1(b). In such event, if the Damage Notice states that the repairs can be completed within the Repair Period without the payment of overtime or other premiums, then Landlord shall promptly proceed to make the repairs, this Lease shall remain in full force and effect, and Base Rent shall be reduced, during the period between the casualty and completion of the repairs, in proportion to the portion of the Premises that is inaccessible or unusable during that period and which is, in fact, not utilized by Tenant. Base Rent shall not be reduced by reason of any portion of the Premises being unusable or inaccessible for a period of five (5) business days or less. If the Damage Notice states that the repairs cannot, in Landlord's estimate, be completed within the Repair Period without the payment of overtime or other premiums, then either party may terminate this Lease by written notice given to the other within thirty (30) days after the giving of the Damage Notice. If either party elects to terminate this Lease, this Lease shall terminate as of the date of the occurrence of such damage or destruction and Tenant shall vacate the Premises five (5) business days from the date of the written notice terminating this Lease. If neither party so terminates, then this Lease shall remain in effect, Landlord shall make repairs, and Base Rent shall be proportionately reduced as set forth above during the period when the Premises is inaccessible or unusable and is not used by Tenant.

             (c) Uninsured Casualty. If the casualty is not an Insured Casualty as set forth in the previous paragraph, it shall be an "Uninsured Casualty" governed by this Paragraph 9.1(c). In such event, if the Damage Notice states that the repairs can be completed within the Repair Period without the payment of overtime or other premiums, Landlord may elect, by written notice given to Tenant within thirty (30) days after the Damage Notice, to make the repairs, in which event this Lease shall remain in effect and Base Rent shall be proportionately reduced as set forth above. If Landlord does not so elect to make the repairs, or if the Damage Notice states that the repairs cannot be made within the Repair Period, this Lease shall terminate as of the date of the casualty and Tenant shall vacate the Premises five (5) business days from the date of Landlord's written notice to Tenant terminating this Lease.




                                       16






             (d) Casualty Within Final Six Months of Term. Notwithstanding anything to the contrary contained in this Paragraph 9.1, if the Premises or the Building is wholly or partially damaged or destroyed within the final six (6) months of the Term of this Lease, Landlord shall not be required to repair such casualty and either Landlord or Tenant may elect to terminate this Lease.

             (e) Tenant Improvements and Alterations. If Landlord elects to repair, after a casualty in accordance with this Paragraph 9.1, Landlord shall cause Tenant Improvements and Alterations which Landlord has approved, to be repaired and restored at Landlord's sole expense. Landlord shall have no responsibility for any personal property placed or kept in or on the Premises or the Building by Tenant or Tenant's agents, employees, invitees or contractors and Landlord shall not be required to repair any damage to, or make any repairs to or replacements of, Tenant's personal property.

             (F) Exclusive Remedy. This Paragraph 9.1 shall be Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Building. No damages, compensation or claim shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage to or destruction of all or any portion of the Premises or the Building.

             (G) Waiver of Subrogation. Landlord and Tenant shall use reasonable efforts to cause each insurance policy obtained by each of them to provide that the insurer waives all right of recovery by way of subrogation against prove either Landlord or Tenant in connection with any loss or damage covered by such policy.

         9.2. EMINENT DOMAIN.

             (A) Eminent Domain in General. If the whole of the Premises, or so much of the Premises as to render the balance unusable by Tenant, shall be taken or appropriated under the power of eminent domain or condemnation (a "Taking"), either Landlord or Tenant may terminate this Lease and the termination date shall be the date of the Order of Taking, or the date possession is taken by the Taking authority, whichever is earlier. If any part of the Property is the subject of a Taking and such Taking materially affects the normal operation of the Building or Common Areas, Landlord may elect to terminate this Lease. A sale by Landlord under threat of a Taking shall constitute a Taking for the purpose of this Paragraph 9.2. Tenant may terminate this Lease by notice in writing to Landlord in the event that any such Taking shall reduce the parking area by more than 20% or shall materially impair access to the Building and parking areas, such termination to take effect the date possession is taken by the Taking authority. No award for any partial or entire Taking shall be apportioned. Landlord shall receive (subject to the rights of Landlord's mortgagees) and Tenant hereby assigns to Landlord any award which may be made and any other proceeds in connection with such Taking, together with all rights of Tenant to such award or proceeds, including, without limitation, any award or compensation for the value of all or any part of the leasehold estate; provided that nothing contained in this Paragraph 9.2(a) shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any separate award made to Tenant for (i) the taking of Tenant's




                                       17







personal property,  or (ii) interruption of or damage to Tenant's  business,  or
(iii) Tenant's moving and relocation costs.

             (b) Reduction in Base Rent. In the event of a Taking which does not result in a termination of the Lease, Base Rent shall be proportionately reduced based on the portion of the Premises rendered unusable, and Landlord shall restore the Premises or the Building to the extent of available proceeds or awards from such Taking. Landlord shall not be required to repair or restore any damage to Tenant's personal property or any Alterations.

             (c) Sole Remedies. This Paragraph 9.2 sets forth Tenant's and Landlord's sole remedies for Taking. Upon termination of this Lease pursuant to this Paragraph 9.2, Tenant and Landlord hereby agree to release each other from any and all obligations and liabilities with respect to this Lease except such obligations and liabilities which arise or accrue prior to such termination.


              ARTICLE X RIGHTS OF PARTIES HOLDING SENIOR INTERESTS


         10.1. SUBORDINATION. This Lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, ground lease or other matters or record ("Senior Interests") which now or at any time hereafter encumber the Property and Tenant shall, within twenty
(20) days of Landlord's request, execute and deliver to Landlord such recordable written instruments as shall be necessary to show the subordination of this Lease to such Senior Interests. Notwithstanding the foregoing, if any holder of a Senior Interest succeeds to the interest of Landlord under this Lease, then, at the option of such holder, this Lease shall continue in full force and effect and Tenant shall attorn to such holder and to recognize such holder as its landlord.

         10.2. MORTGAGEE'S CONSENT. No assignment of this Lease and no agreement to make or accept any surrender, termination or cancellation of this Lease and no agreement to modify so as to reduce the Rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to by Landlord's mortgagees of record, if any.



                                       18





                               ARTICLE XI GENERAL


         11.1 REPRESENTATIONS BY TENANT. Tenant represents and warrants that any financial statements provided by it to Landlord were true, correct and complete when provided, and that no material adverse change has occurred since that date that would render them inaccurate or misleading. Tenant represents and warrants that those persons executing this Lease on Tenant's behalf are duly authorized to execute and deliver this Lease on its behalf, and that this Lease is binding upon Tenant in accordance with its terms, and simultaneously with the execution of this Lease, Tenant shall deliver evidence of such authority to Landlord in form satisfactory to Landlord.

         11.2.NOTICES. Any notice required or permitted hereunder shall be in writing. Notices shall be addressed to Landlord c/o Managing Agent at Managing Agent's Address and to Tenant at Tenant's Address. Any communication so addressed shall be deemed duly given when delivered by hand, one day after being sent by Federal Express (or other guaranteed one day delivery service) or three days after being sent by registered or certified mail, return receipt requested. Either party may change its address by giving notice to the other.

         11.3. NO WAIVER OR ORAL MODIFICATION. No provision of this Lease shall be deemed waived by Landlord or Tenant except by a signed written waiver. No consent to an act or waiver of any breach or default, express or implied, by Landlord or Tenant, shall be construed as a consent to any other act or waiver of any other breach or default.

         11.4. SEVERABILITY. If any provision of this Lease, or the application thereof in any circumstances, shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each provision hereof shall be valid and enforceable to the fullest extent permitted by law.

         11.5. REQUESTS BY TENANT. Tenant shall pay, on demand, all reasonable costs incurred by Landlord, including without limitation reasonable attorneys' fees, in connection with any matter requiring Landlord's review or consent or any other requests made by Tenant under this Lease, regardless of whether such request is granted by Landlord.

         11.6. ESTOPPEL CERTIFICATE AND FINANCIAL STATEMENTS.

             (a) Estoppel Certificate. Within ten (10) days after written request by either party, the other party shall execute, acknowledge and deliver to the requesting party a written statement certifying: (i) that this Lease is unmodified and in full force and effect, or is in full force and effect as modified and stating the modifications; (ii) the amount of Base Rent and the date to which Base Rent and additional rent have been paid in advance; (iii) the amount of any security deposited with Landlord; (iv) that the requesting party is not in default hereunder or, if the requesting party is claimed to be in default, stating the nature of any claimed default; and (v) such other matters as may be reasonably requested by the requesting party. Any such statement may be relied upon by a purchaser, assignee or lender. Tenant's failure to execute and deliver such statement within the time required shall be a default under this Lease. Such




                                       19






Estoppel Certificates shall be furnished if required to be furnished by the requesting party to a third party (such as but not limited to a purchaser, assignee or lender).

             (b) Financial  Statements.  Tenant shall, without charge therefore, at any time, within ten (10) days following a request by Landlord, deliver to Landlord, or to any other party designated by Landlord, a true and accurate copy of Tenant's most recent financial statements. All requests made by Tenant regarding renewals or expansions must be accompanied by Tenant's most recent financial statements. All requests made by Tenant regarding subleases or assignments must be accompanied by Tenant's prospective subtenant's and prospective assignee's most recent financial statements.

         11.7. WAIVER OF LIABILITY. Landlord and Tenant each hereby waive all rights of recovery against the other and against the officers, employees, agents, and representatives of the other, on account of loss by or damage to the waiving party or its property or the property of others under its control, to the extent that such loss or damage is insured against under any insurance policy that either may have in force at the time of the loss or damage. Each party shall notify its insurers that the foregoing waiver is contained in this Lease.

         11.8.  EXECUTION,  PRIOR AGREEMENTS AND NO REPRESENTATIONS.  This Lease
shall not be binding and enforceable until executed by authorized representatives of Landlord and Tenant. This Lease contains all of the agreements of the parties with respect to the subject matter hereof and supersedes all prior dealings, whether written or oral, between them with respect to such subject matter. Each party acknowledges that the other has made no representations or warranties of any kind except as may be specifically set forth in this Lease.

         11.9. BROKERS. Each party represents and warrants that it has not dealt with any real estate broker or agent in connection with this Lease. or its negotiation other than Broker. Each party shall indemnify the other and hold it harmless from any cost, expense, or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act or statement of the indemnifying party.

         11.10.SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that only the original Landlord named herein shall be liable for obligations accruing before the beginning of the Term, and thereafter the original Landlord named herein and each successive owner of the Premises shall be liable only for obligations accruing during the period of their respective owners.

         11.11.APPLICABLE LAW AND LEASE INTERPRETATION. This Lease shall be construed, governed and enforced according to the laws of the state in which the Property is located. In construing this Lease, Article and Paragraph headings are for convenience only and shall be disregarded. Any recitals herein or exhibits attached hereto are hereby incorporated into this Lease by this reference. Time is of the essence of this Lease and every provision contained herein. The parties acknowledge that this Lease was freely negotiated by both parties, each of




                                       20






whom was represented by counsel; accordingly, this Lease shall be construed according to the fair meaning of its terms, and not against either party.

             11.12. COSTS OF COLLECTION, ENFORCEMENT AND DISPUTES. Tenant shall pay all costs of collection, including reasonable attorneys' fees, incurred by Landlord in connection with any default by Tenant. If either Landlord or Tenant institutes any action to enforce the provisions of this Lease or to seek a declaration of rights hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs as part of any award. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the par-ties hereto against the other, on or in respect to any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or claim of injury or damage.

             11.13. HOLDOVER. If Tenant holds over in occupancy of the Premises after the expiration of the Term, Tenant shall, at the election of Landlord, become a tenant at sufferance only, on a month-to-month basis, subject to the terms and conditions herein specified, so far as applicable. In either case, Tenant shall pay rent during the holdover period, at a base rental rate equal to
1.5 times the Base Rent in effect at the end of the Term, plus the amount of Tenant's Share of Expenses then in effect. Tenant shall also be liable for all damages sustained by Landlord on account of such holding over.

             11.14.  FORCE  MAJEURE.  If Landlord or Tenant is prevented from or delayed in performing any act required of it hereunder, and such prevention or delay is caused by strikes, labor disputes, inability to obtain labor, materials, or equipment, inclement weather, acts of God, governmental restrictions, regulations, or controls, judicial orders, enemy or hostile government actions, civil commotion, fire or other casualty, or other causes beyond such party's reasonable control ("Force Majeure"), the performance of such act shall be excused for a period equal to the period of prevention or delay. A party's financial inability to perform its obligations shall in no event constitute Force Majeure. Nothing in this Paragraph 11.14 shall excuse or delay Tenant's obligation to pay any rent or other charges due under this Lease.

             11.15. LIMITATION ON LIABILITY. Landlord, and its partners, directors, officers, shareholders, trustees or benefactors, shall not be liable to Tenant for any damage to or loss of personal property in, or for any personal injury occurring in, the Premises, unless such damage, loss or injury is the result of the gross negligence of Landlord or its agents as determined by a final non-appeal judicial proceeding. The obligations of Landlord under this Lease do not constitute personal obligations of the individual partners, directors, officers, shareholders, trustees or beneficiaries of Landlord, and Tenant shall not seek recourse against the partners, directors, officers, shareholders, trustees or beneficiaries of Landlord or any of their personal assets for satisfaction of any liability with respect to this Lease. In the event of any default by Landlord under this Lease, Tenant's sole and exclusive remedy shall be against Landlord's interest in the Property.

             11.16. NOTICE OF LANDLORD'S DEFAULT. The failure by Landlord to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed





                                       21






by Landlord shall not constitute a default by Landlord unless such failure shall continue for a period of more than thirty (30) days after written notice thereof from Tenant to Landlord specifying Landlord's default; provided, however, that if the nature of Landlord's default is such that more than thirty (30) days are reasonably required for its cure, then Landlord shall not be deemed to be in default if Landlord commences such cure within said thirty (30) day period and diligently prosecutes such cure to completion. Tenant shall, simultaneously with delivery to Landlord, provide written notice specifying the Landlord default to the holder of any first mortgage or deed of trust covering the Premises whose name and address have been furnished to Tenant in writing.

             11.17. LEASE NOT TO BE RECORDED. Tenant agrees that it will not record this Lease. Both parties shall, upon the request of either, execute and deliver a notice or short form of this Lease in such form, if any, as may be permitted by applicable statute. If this Lease is terminated before the Term expires the parties shall execute, deliver and record an instrument acknowledging such fact and the actual date of termination of this Lease, and Tenant hereby appoints Landlord its attorney-in-fact, coupled with an interest, with full power of substitution to execute such instrument.

             11.18. SECURITY DEPOSIT. Upon the execution and delivery of this Lease, Tenant shall pay to Landlord the Security Deposit, which shall be held as security for Tenant's performance as herein provided and refunded to Tenant at the end of the Term subject to Tenant's satisfactory compliance with the conditions hereof. The Security Deposit may be commingled with other funds of Landlord and no interest shall accrue thereon or be payable by Landlord with respect to the Security Deposit. If all or any part of the Security Deposit is applied to an obligation of Tenant hereunder, Tenant shall immediately upon request by Landlord restore the Security Deposit to its original amount.

             11.19. GUARANTY OF LEASE. If Landlord and Tenant intend for this Lease to be guaranteed by the Guarantor, upon the execution and delivery of this Lease, and as a condition to the effectiveness of this Lease, Tenant shall cause Guarantor, if any, to execute and deliver to Landlord a guaranty in the form attached as Exhibit E. It shall constitute a default under this Lease if any Guarantor fails or refuses, upon reasonable request by Landlord, to give: (i) evidence of the due execution of the guaranty called for by this Lease; (ii) current financial statements of Guarantor as may from time to time be requested by Landlord; (iii) an Estoppel certificate; or (iv) written confirmation that the guaranty is still in effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease, which includes the cover sheet, the foregoing Standard Provisions, Additional Provisions, if any, and Exhibits attached to this Lease, with the intent that each of the parties shall be legally bound thereby and that this Lease shall become effective as of the Date of Lease.




                                       22







                                    LANDLORD:


                                    NEW ENGLAND MUTUAL LIFE INSURANCE
                                    COMPANY, a Massachusetts corporation


                                    By:      /s/ Karen B. Canfield
                                             ----------------------------------
                                    Name:    Karen B. Canfield
                                             ----------------------------------
                                    Title:   Asset Manager
                                            ----------------------------------
                                    Date:    October 24, 1995
                                             ----------------------------------



                                    TENANT:


                                    AUGMENT SYSTEMS, INC., a Massachusetts
                                    Corporation


                                    By:      /s/ Lorrin Gale
                                             ----------------------------------
                                    Name:    Lorin Gale
                                             ----------------------------------
                                    Title:   CEO
                                             ----------------------------------
                                    Date:    October 20,1995
                                             ----------------------------------




                                       23






                         PART III ADDITIONAL PROVISIONS

         The following provisions ("Additional Provisions") identified below and attached and/or set forth below are included as part of this Lease between Landlord and Tenant. Capitalized terms used in any of the Additional Provisions and not otherwise defined shall have the meanings given such terms in Part I and
Part II of this Lease. Unless express reference is made to a provision in Part I and Part II of this Lease for the purpose of modifying such provision, in the event of any conflict between the Additional Provisions and the provisions of
Part I and Part II of this Lease, the provisions contained in Parts I and II shall control.

         AP1. Right of First Refusal on Additional Space. . Subject to the terms and conditions hereof, Landlord hereby grants to Tenant a right of first refusal (the "Refusal Right") to release the Initial Space. The term of any releasing of the Initial Space leased pursuant to this provision shall expire on the last day of the Term of this Lease. The Refusal Right shall be of no force or effect after April 1, 1997.

         If after Tenant vacates the Initial Space, Landlord submits a bona fide proposal to a third party to lease any portion of the Refusal Space, Landlord shall notify Tenant immediately of the terms (the "Proposed Terms') of such third party proposal (the "Proposal Notice"). Tenant shall have seven (7) days subsequent to the date of receipt of the Proposal Notice (the "Option Period") in which to notify Landlord in writing of its intent to exercise the Refusal Right on the Proposed Terms. If Tenant does not exercise the Refusal Right within the Option Period, then the Refusal Right shall thereafter be null and void and of no further force or effect throughout the remainder of the Term of this Lease and any extensions thereof, and Landlord shall be free to lease the Refusal space to any third party without the obligation of reoccurring the Refusal Space, or any portion thereof, to Tenant.

         Notwithstanding the foregoing, Tenant's right to exercise the Refusal Right is subject to the additional condition that at the time Tenant exercises the Refusal Right, and at the time the new lease for the Initial Space commences, Tenant is not then, and has never been, in default under the Lease beyond any applicable grace or cure periods. This Refusal Right may only be exercised by the named Tenant herein, and is not assignable in any way.



/s/ KBC                                              /s/ L.G.
---------------------                                ---------------------
LANDLORD'S INITIALS                                  TENANT'S INITIALS



                                       24








                                PART IV EXHIBITS












                                       25









                              ILLUSTRATION ATTACHED














                                       26











                                    EXHIBIT B

                            LEGAL DESCRIPTION OF LOT


The land with the improvements thereon on the Southerly side of Littleton Road and the Easterly side of Robbins Road in Westford, Middlesex County, Massachusetts and being shown as Total Area = 8.8121 Acres on a plan entitled, "Plan of Land, Westford, Mass., property of Anthony B. & Albert L. Nardone"
Date: March 22, 1985, Scale: 40 Ft to an Inch, Guerriere & Hanlon, Inc., Engineering and Land Surveying, 205 East Central Street, Franklin, Mass., recorded in Middlesex North District Registry of Deeds Plan Book 149, Plan No. 93 bounded and described as follows:

NORTHERLY       by  Littleton Road by three (3) lines,  measuring  respectively
                18.00 feet, a radius having a length of 186.36  feet and  245.94 feet;

NORTHWESTERLY   by an arc on Robbins Road having a length of 80.90 feet;

WESTERLY by Robbins Road (5) five lines, measuring respectively 77.64 feet, a radius having a length of 80.56 feet, 162.43 feet,186.27 feet and 59.00 feet;

SOUTHWESTERLY   by other land of Anthony B. and Albert L. Nardone 157.68 feet;

SOUTHERLY       by other land of Anthony B. and Albert L. Nardone 294.38 feet;

WESTERLY        by other land of Anthony B. and Albert L. Nardone 140.00 feet;

SOUTHERLY       by other land of Anthony B. and Albert L. Nardone 170.00 feet;

EASTERLY        by other land of Anthony B. and Albert L. Nardone 190.12 feet;

NORTHERLY       by other land of Anthony B. and Albert L. Nardone 60.00 feet;

EASTERLY        by other land of Anthony B. and Albert L. Nardone 727.00 feet;

Containing 8.8121 acres and being said Lot however otherwise bounded, measured or described.

The premises are conveyed together with the right to use Robbins Road, in common with others, for all purposes for which streets, roads and ways are used in the Town of Westford, Massachusetts including the installation, use, maintenance and repair of utilities.

Together  with  the  rights,  easements,   benefits  and  appurtenances  in  the
following:




                                       27







         1. An easement given by Anthony B. Nardone and Albert L. Nardone to New England Telephone and Telegraph Company, dated August 1, 1983, recorded in said Deeds, Book 2640, Page 144.

         2. An easement given by Anthony B. Nardone and Albert L. Nardone to Massachusetts Electric Company, dated March 14, 1985, recorded in said Deeds, Book 2995, Page 333.

         3. An easement given by Anthony B. Nardone and Albert L. Nardone to Colonial Gas Company, dated May 14, 1985, recorded in said Deeds, Book 3043, Page 251.

The premises are conveyed subject to an easement, granted to the Town of Westford, to use Robbins Road for all purposes for which streets, roads and ways are used in the Town of Westford, granted by Anthony B. Nardone and Albert L. Nardone, dated July 14, 1967, and recorded in said Deeds, Book 1803, Page 567.

The premises are conveyed subject to an easement given by David Desmond to the Commonwealth of Massachusetts, dated May 22, 1925, recorded in the Middlesex North District Registry of Deeds, Book 724, Page 420, for purpose of draining surface water from Littleton Road.

The premises are conveyed subject to a taking by the Cornmonwealth of Massachusetts for the widening of Littleton Road, dated November 1, 1925, recorded in the Middlesex North Registry of Deeds, Book 728, Page 569.

The premises are conveyed subject to a utility easement shown on a plan entitled "Plan of Land, Westford, Mass., prepared for Smith Gulliver, Inc., Date: August 16, 1985, Scale: 40 FT to an Inch", Guerriere & Hanlon, Inc., Engineering and Land Surveying, 285 East Central St., Franklin, Mass., recorded in the Middlesex North District Registry of Deeds, Plan Book 149, Plan No. 94.




                                       28









                                    EXHIBIT C

                      LANDLORD'S NOTICE OF LEASE TERM DATES

                                                 Date:  October 23, 1995
                                                       -------------------------
[Tenant]

Augment Systems
------------------------
------------------------
------------------------





         Re: Lease dated October 23, 1995 between New England Mutual Life Insurance Company, Landlord, and Augment Systems, Inc. Tenant (the "Lease") concerning the Premises (as defined in the Lease) located at 2 Robbins Rd., Westford, Mass.

Ladies and Gentlemen:

In accordance with the Lease, please confirm the following by signing below:

         1. The Premises have been accepted by Tenant as being substantially complete in accordance with the Lease, and there is no deficiency in construction.

         2. Tenant has possession of the Premises. The Commencement Date of the Lease is October 23, 1995 and the Term shall end on October 22, 1998.

         Your rent checks should be made payable to New England Mutual Life Insurance Co. c/o Dickinson Development (Managing Agent).


                               AGREED AND ACCEPTED


[TENANT]                                       [MANAGING AGENT]

Augment Systems                             Dickinson Development Corp
---------------------------                 -----------------------------------
By:  /s/ Lorrin Gale                        By:/s/ Mark Dickinson
   ------------------------                    --------------------------------

Its:  CEO                                   Its:  President
   ------------------------                    --------------------------------



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                                    EXHIBIT D

The Premises are to be delivered to Tenant on the Commencement Date in their "AS IS" condition, except that Landlord shall construct, as soon as reasonably possible after the execution of this Lease by Landlord and Tenant. The work shown on Sheet A-1 dated 10/5/95, revised 10/13/95, prepared by Roth and Seelen, Inc.




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                                    EXHIBIT E

                              RULES AND REGULATIONS

1. The entrance, lobbies, passages, corridors, elevators and stairways of the Building may be used at all times by Tenant, its agents, servants, employees, licensees, customers and invitees, but shall not be encumbered or obstructed by Tenant, its agents, servants, employees, licensees, customers, visitors or invitees or used by them for any purpose other than for ingress and egress to and from the Premises. The moving in or out of any safes, freight, furniture or bulky matter of any description shall take place only during such hours as Landlord shall determine from time to time. Tenant shall make prior arrangements with Landlord if the elevator is required for the purpose of carrying any kind of freight.

2. Landlord reserves the right at all times to exclude loiterers, vendors, solicitors and peddlers from the Building and to require registration or satisfactory identification or credentials from all persons seeking access to any part of the Building outside ordinary business hours. Landlord shall exercise its best judgment in the execution of such control but shall not be liable for the granting or refusing of such access.

3. Restroom facilities, water fountains and other water apparatus may be used at all times by Tenant, its agents, servants, employees, licensees, customers and invitees, but shall not be used for any purpose other than those for which they were constructed, and no rubbish or other obstructing substances shall be thrown into them. Tenant shall be responsible for the cost of repairing any breakage, stoppage or damage resulting from a violation of this provision by Tenant or its agents, servants, employees, licensees, customers and invitees.

4.     Landlord  will not be responsible for lost or stolen property, equipment,
       money  or  articles   taken  from  the  Premises,   Building  or  parking
       facilities, regardless of how or when the loss occurs.

5. No curtains, blinds, shades, screens or signs other than those furnished by Landlord or otherwise permitted under the Lease shall be attached to, hung in or used in connection with any window or door of the Premises without the prior written consent of Landlord. Landlord will provide and install all letters or numerals at the entrance to the Building and/or Premises pursuant to the terms of the Lease, and no other such letters or numerals shall be used or permitted by Tenant on the Premises without Landlord's prior written consent.

6. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of Landlord. Upon the termination of its tenancy, Tenant shall return to Landlord all keys used in connection with the Building or the Premises, including keys to offices and restrooms, furnished to or otherwise procured by Tenant, and in the event of the loss of any such keys, Tenant shall pay to Landlord the cost thereof.




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7.     Canvassing,  soliciting and peddling are prohibited in the Building,  and
       Tenant shall cooperate with Landlord in preventing the same.

8. The normal hours of operation of the Building are from 7:00 a.m. to 6:00 p.m. Monday through Friday and from 8:00 a.m. to 1:00 p.m. on Saturday. Tenant may request heating and/or air conditioning during periods outside such normal hours of operation, by submitting its request therefor in writing to the building manager's office no later than 2:00 p.m. of the preceding workday (Monday through Friday) on forms available from the building manager. Each such request shall clearly state the starting and stopping hours of the requested off-hour services. Tenant shall submit to the building manager a list of Tenant's personnel who are authorized to make such requests. Charges for such off-hour services shall be Tenant's sole expense and shall be determined by the building manager. Such charges shall be fair and reasonable and reflect the additional operating involved.

       Tenant shall have access to the Building and the Premises after normal hours of operation and on weekends and holidays by a card-pass or other like security system.

9. Tenant shall comply with all security measures established from time to time by Landlord for the Building.



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